UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	January 26, 2010

Cameron International Corporation
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Delaware ___________________ (State or other jurisdiction of incorporation)	1-13884 _________________ (Commission File Number)	76-0451843 ___________________ (I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas ________________________________________	77027 _______________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(713) 513-3300

Not Applicable
_______________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 7.01	Regulation FD Disclosure

The registrant has furnished this report to disclose for Regulation FD purposes its press release of the announcement that Charles M. Sledge, Senior Vice President and Chief Financial Officer, will appear at Credit Suisse’s 2010 Energy Summit on Wednesday, February 3, 2010 and his remarks will be available on a live webcast.  The press release is included as Exhibit 99.1 to this report.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

    The following is being furnished as an exhibit to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated January 26, 2010 – Cameron to Webcast Conference Presentation

Exhibit 99.1   Press Release dated January 26, 2010 -- Cameron to Webcast Conference Presentation.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION
By: /s/ William C. Lemmer
William C. Lemmer
Senior Vice President and General Counsel

Date:                      January 26, 2010

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Cameron International Corporation
Current report on Form 8-K
Dated January 26, 2010

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Cameron International Corporation, dated January 26, 2010 – Cameron to Webcast Conference Presentation